UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report – January 4, 2012

Commission File Number: 0-23863

PEOPLES FINANCIAL SERVICES CORP.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	23-2391852
(State of incorporation)	(IRS Employer Identification No.)

82 FRANKLIN AVE., HALLSTEAD, PA	18822
(Address of principal executive offices)	(Zip code)

(570) 879-2175
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate line below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Peoples Financial Services Corp. is filing this Amendment No. 1 to its current report on Form 8-K filed with the Securities and Exchange Commission on January 3, 2012, (the “Original Form 8-K”) to correct the dividend declaration date reported in Item 9.01 of the Original Form 8-K. Specifically, the dividend declaration date was corrected from December 23, 2011, to January 3, 2012.

ITEM 9.01 – Financial Statements and Exhibits

On January 3, 2012, Peoples Financial Services Corp. filed a press release as Exhibit 99 to the Original Form 8-K announcing a quarterly dividend of $0.21 per share. A revised press release correcting the dividend declaration date from December 23, 2011, to January 3, 2012, is furnished herewith as Exhibit 99.1 to this amendment No. 1.

EXHIBIT INDEX

Exhibit		Page Number of Manually Signed Original
99.1	Press Release of Peoples Financial Services Corp., dated January 4, 2012, regarding Dividend Declaration.	3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

	/s/	Alan W. Dakey
Dated: January 4, 2012		By: Alan W. Dakey President/CEO

	/s/	Debra E. Dissinger
Dated: January 4, 2012		By: Debra E. Dissinger Executive Vice President/COO

	/s/	Scott A. Seasock
Dated: January 4, 2012		By: Scott A. Seasock Senior Vice President/CFO